CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350.

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report on Form 10-Q of Luxeyard, Inc. for the quarter ended September 30, 2012, I, Amir Mireskandari, Chief Executive Officer of Luxeyard, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such quarterly report of Form 10-Q for the quarter ended September 30, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such quarterly report of Form 10-Q for the quarter ended September 30, 2012, fairly represents in all material respects, the financial condition and results of operations of Luxeyard, Inc.

Date: November 19, 2012

LUXEYARD, INC.

By: /s/ Amir Mireskandari
Amir Mireskandari Chief Executive Officer (Principal Executive Officer)